Exhibit 32

                 Certification of Chief Executive Officer and
                           Chief Financial Officer
                           Pursuant to Section 906
                     of the Sarbanes-Oxley Act of 2002



Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. Section 1350(a) and (b)), the undersigned hereby certify that the Quarterly Report on Form 10-Q for the period ended July 31, 2004 of North European Oil Royalty Trust ("Trust") fully complies with the requirements of
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.



Dated: August 26, 2004


                              /s/ John H. Van Kirk
                             -----------------------------------------------
                                  John H. Van Kirk
                                  Managing Trustee
                                  (Chief Executive Officer)



                              /s/ John R. Van Kirk
                             -----------------------------------------------
                                  John R. Van Kirk
                                  Managing Director
                                  (Chief Financial Officer)